                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS



   Attached hereto and made a part hereof is the Prospectus dated May 1, 2000.

                                                                     Rule 497(c)
                                                               File No. 33-19765
                                                                       811-04183
                                                                      PROSPECTUS
                                                                     MAY 1, 2000

                                   COMPASS 3

    Sun Life Insurance and Annuity Company of New York ("we" or the "Company") and Sun Life of New York (N.Y.) Variable Account B (the "Variable Account") offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").

    You may choose among seven variable investment options and a fixed account option. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following series of the MFS/Sun Life Series Trust (the "Series Fund"), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Money Market Series                                  Global Governments Series
High Yield Series                                    Total Return Series
Capital Appreciation Series                          Managed Sectors Series
Government Securities Series

    The fixed account option pays interest at a guaranteed fixed rate.

    THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE SERIES FUND.

    We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the "SEC"). The table of contents for the SAI is on page 24 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Service Address") or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http:// www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

    THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

            SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK,
           P.O. BOX 9141
           BOSTON, MASSCHUSETTS 02117

                               TABLE OF CONTENTS

                                                                PAGE
Definitions                                                       2
Synopsis                                                          3
Expense Summary                                                   5
Condensed Financial Information--Accumulation Unit Values         7
Performance Data                                                  8
Financial Statements                                              8
A Word About the Company, the Variable Account and the
  Series Fund                                                     8
Purchase Payments and Contract Values During Accumulation
  Phase                                                          10
Withdrawals                                                      12
Death Benefit                                                    13
Contract Charges                                                 14
Annuity Provisions                                               16
Other Contract Provisions                                        18
Tax Considerations                                               20
Distribution of the Contracts                                    23
Legal Proceedings                                                23
Owner Inquiries                                                  23
Table of Contents for Statement of Additional Information        24

                                  DEFINITIONS

    The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

    The terms "we" and "the Company" will be used to refer to Sun Life Insurance and Annuity Company of New York. We will use the term "you" to refer to the Owner of the Contract. Readers of this Prospectus should note that unless they are the Owner of the Contract, their ability to exercise any rights belonging to the Owner will depend on their agreement with the Owner.

ACCUMULATION ACCOUNT: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when you surrender your Contract.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

ANNUITANT: The person or persons named in the Contract and on whose life the first annuity payment is to be made. If more than one person is so named, all provisions of the Contract that are based on the death of the "Annuitant" will be based on the date of death of the last surviving of the persons so named. By example, the death benefit will become due only upon the death, prior to the Annuity Commencement Date, of the last surviving of the persons so named. Collectively, these persons are referred to in this Contract as "Annuitants." The Owner is not permitted to name a "Co-Annuitant" under a Qualified Contract.

ANNUITY COMMENCEMENT DATE: The date on which we are to make the first annuity payment.

ANNUITY UNIT: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

BENEFICIARY: The person who has the right to the death benefit set forth in the Contract.

COMPANY: Sun Life Insurance and Annuity Company of New York (also referred to in this Prospectus as "we").

CONTRACT YEARS and CONTRACT ANNIVERSARIES: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

FIXED ACCOUNT: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ANNUITY: An annuity with payments that do not vary as to dollar amount.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or by a trust or other entity as agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you".

PAYEE: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

PURCHASE PAYMENT (PAYMENT): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

SERIES FUND: MFS/Sun Life Series Trust.

SEVEN YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Contract Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account that invests in shares of a particular series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

VARIABLE ANNUITY: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

WE: Sun Life Insurance and Annuity Company of New York.

YOU: The Owner of the Contract.

                                    SYNOPSIS

    You may allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 10). During the Accumulation Phase you may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page 11).

    We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Withdrawals" and "Withdrawal Charges" on pages 12 and 15, respectively).

    Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Tax Considerations" on page 20).

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 13).

    On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 14).

    We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of the Variable Account attributable to the Contracts. In addition, for the first seven Contract Years we deduct a distribution expense charge equal to an annual rate of 0.15% of the daily net assets of the Variable Account attributable to the Contracts. We do not deduct the distribution expense charge after the seventh Contract Anniversary (see "Mortality and Expense Risk Charge and Distribution Expense Charge" on page 14).

    We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 16).

    Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 16).

    If you are not satisfied with the Contract, you may return it to us at our Service Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract.

                                EXPENSE SUMMARY

    The purpose of the following table and Examples is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Account attributable to the Contracts as well as of the Series Fund. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus. In addition to the expenses listed below, premium taxes may be applicable if you are a resident of a state other than New York.

                                                  MONEY     HIGH      CAPITAL      GOVERNMENT     GLOBAL      TOTAL    MANAGED
                                                  MARKET   YIELD    APPRECIATION   SECURITIES   GOVERNMENTS   RETURN   SECTORS
OWNER TRANSACTION EXPENSES                        SERIES   SERIES      SERIES        SERIES       SERIES      SERIES   SERIES
--------------------------                        ------   ------      ------        ------       ------      ------   ------
Sales Load Imposed on Purchases.................   $0       $0          $0            $0            $0         $0        $0
Deferred Sales Load (as a percentage of Purchase
  Payments withdrawn) (1)
  Number of Contract Years Payment in
    Accumulation Account
    0-1.........................................    6%       6%          6%            6%            6%         6%        6%
    2-3.........................................    5%       5%          5%            5%            5%         5%        5%
    4-5.........................................    4%       4%          4%            4%            4%         4%        4%
    6...........................................    3%       3%          3%            3%            3%         3%        3%
    7 or more...................................    0%       0%          0%            0%            0%         0%        0%
Exchange Fee....................................   $0       $0          $0            $0            $0         $0        $0

ANNUAL CONTRACT MAINTENANCE CHARGE
----------------------------------                ----------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
------------------------------------------------
(as a percentage of average Separate Account assets)
Mortality and Expense Risk Fees.................  1.25%    1.25%       1.25%         1.25%         1.25%      1.25%     1.25%
Distribution Expense Charge (2).................  0.15%    0.15%       0.15%         0.15%         0.15%      0.15%     0.15%
Other Account Fees and Expenses.................  0.00%    0.00%       0.00%         0.00%         0.00%      0.00%     0.00%
Total Separate Account Annual Expenses..........  1.40%    1.40%       1.40%         1.40%         1.40%      1.40%     1.40%

SERIES FUND ANNUAL EXPENSES (3)
------------------------------------------------
(as a percentage of Series Fund average net assets)
Management Fees.................................  0.50%    0.75%       0.71%         0.55%         0.75%      0.65%     0.73%
Other Expenses..................................  0.07%    0.08%       0.05%         0.06%         0.15%      0.04%     0.06%
Total Series Fund Annual Expenses (4)...........  0.57%    0.83%       0.76%         0.61%         0.90%      0.69%     0.79%

------------

(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years it may be withdrawn free of any withdrawal charge.

(2) The Distribution Expense Charge is imposed only during the first seven Contract Years. This charge may be deemed a deferred sales charge.

(3) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectus(es) for more information about Fund expenses.

(4) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses" in the table. Had these fees been taken into account, "Total Fund Expenses" for the Capital Appreciation Series would be 0.75%.

                                    EXAMPLES

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    --------   ---------
Money Market Series.........................................    $75        $110       $147       $234
High Yield Series...........................................    $77        $117       $160       $259
Capital Appreciation Series.................................    $77        $116       $157       $254
Government Securities Series................................    $75        $111       $149       $239
Global Governments Series...................................    $78        $120       $164       $268
Total Return Series.........................................    $76        $114       $153       $247
Managed Sectors Series......................................    $77        $117       $159       $257

If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    --------   ---------
Money Market Series.........................................    $21        $65        $111       $234
High Yield Series...........................................    $23        $72        $124       $259
Capital Appreciation Series.................................    $23        $71        $121       $254
Government Securities Series................................    $21        $66        $113       $239
Global Governments Series...................................    $24        $75        $128       $268
Total Return Series.........................................    $22        $69        $117       $247
Managed Sectors Series......................................    $23        $72        $123       $257

    THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent auditors.

                                                  PERIOD ENDED                        YEAR ENDED DECEMBER 31,
                                                  DECEMBER 31,    ---------------------------------------------------------------
                                                     1993*          1994       1995       1996       1997       1998       1999
                                                 --------------   --------   --------   --------   --------   --------   --------
CAPITAL APPRECIATION SERIES
  Unit Value:
    Beginning of Period                             $10.0000      $10.3891   $ 9.8771   $13.0981   $15.6920   $19.0541   $24.1862
    End of Period                                   $10.3891      $ 9.8771   $13.0981   $15.6920   $19.0541   $24.1862   $31.6334
  Units Outstanding at End of Period                  17,574       135,042    184,876    231,231    291,968    339,067    349,564
GOVERNMENT SECURITIES SERIES
  Unit Value:
    Beginning of Period                             $10.0000      $10.0022   $ 9.6514   $11.1980   $11.2212   $12.0343   $12.9045
    End of Period                                   $10.0022      $ 9.6514   $11.1980   $11.2212   $12.0343   $12.9045   $12.4804
  Units Outstanding at End of Period                   7,140        32,725     39,286     58,052     55,194     67,394     72,199
HIGH YIELD SERIES
  Unit Value:
    Beginning of Period                             $10.0000      $10.4094   $10.0368   $11.5849   $12.8082   $14.3002   $14.1888
    End of Period                                   $10.4094      $10.0368   $11.5849   $12.8082   $14.3002   $14.1888   $14.9489
  Units Outstanding at End of Period                   2,726        37,197     43,963     58,945     60,217     60,336     54,240
MANAGED SECTORS SERIES
  Unit Value:
    Beginning of Period                             $10.0000      $ 9.5946   $ 9.2925   $12.1391   $14.0980   $17.4931   $19.3977
    End of Period                                   $ 9.5946      $ 9.2925   $12.1391   $14.0980   $17.4931   $19.3977   $35.5119
  Units Outstanding at End of Period                   1,619        28,752     53,846     82,578    100,687    113,778    112,125
GLOBAL GOVERNMENTS SERIES
  Unit Value:
    Beginning of Period                             $10.0000      $10.1398   $ 9.5512   $10.8976   $11.2477   $11.0071   $12.5340
    End of Period                                   $10.1398      $ 9.5512   $10.8976   $11.2477   $11.0071   $12.5340   $11.7186
  Units Outstanding at End of Period                   6,287        43,259     46,895     47,922     42,551     35,645     33,432
MONEY MARKET SERIES
  Unit Value:
    Beginning of Period                             $10.0000      $10.0435   $10.2716   $10.6823   $11.0530   $11.4533   $11.8631
    End of Period                                   $10.0435      $10.2716   $10.6823   $11.0530   $11.4533   $11.8631   $12.2461
  Units Outstanding at End of Period                   5,787        33,901     44,348     83,267     47,433     51,357     47,556
TOTAL RETURN SERIES
  Unit Value:
    Beginning of Period                             $ 10.000      $ 9.9794   $ 9.6190   $12.0270   $13.5283   $16.2726   $17.9323
    End of Period                                   $ 9.9794      $ 9.6190   $12.0270   $13.5283   $16.2726   $17.9323   $18.1833
  Units Outstanding at End of Period                  30,589       154,543    185,716    255,284    281,915    296,455    286,275

* From March 1, 1993 (date of commencement of sales of the Contracts).

                                PERFORMANCE DATA

    From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance data relating to the Sub-Accounts. Performance data will consist of total return quotations which will always include quotations for the period subsequent to the date each Sub-Account became available for investment under the Contracts, and for recent one year and, when applicable, five and ten year periods. Such quotations for such periods will be the average annual rates of return required for an initial Purchase Payment of $1,000 to equal the actual variable accumulation value attributable to such Purchase Payment on the last day of the period, after reflection of all applicable withdrawal and Contract charges. In addition, the Variable Account may calculate non-standardized rates of return that do not reflect withdrawal and Contract charges. Results calculated without withdrawal and/or Contract charges will be higher. Performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More detailed information on the computations is set forth in the Statement of Additional Information.

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

       A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE SERIES FUND

THE COMPANY

    Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.

    We are a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

THE VARIABLE ACCOUNT

    We established the "Variable Account" as a separate account of the Company on December 3, 1984, pursuant to a resolution of the Company's Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    Under New York insurance law, and under the Contracts, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific series of the Series Fund described below.

    In addition to the Contracts, we issue other variable annuity contracts participating in the Variable Account.

THE SERIES FUND

    The Series Fund is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

    All amounts allocated to the Variable Account will be used to purchase shares of the Series Fund at their net asset value as you designate. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and distribution expenses and any applicable taxes, in effect, by redeeming the number of Series Fund shares, at their net asset value, equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

    The Series Fund is composed of 27 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 27 series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of 7 series of the Series Fund. The investment objectives of each of the 7 available series of the Series Fund are summarized below.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     TOTAL RETURN SERIES will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

    Shares of the Series Fund are available exclusively to separate accounts established by the Company and Sun Life (U.S.) to fund benefits under variable life insurance and variable annuity products.

Certain risks involved in funding benefits under both life insurance and annuity contracts are discussed in the Series Fund prospectus under the caption "Management of the Series Fund."

    More detailed information may be found in the current prospectus of the Series Fund and the Series Fund's statement of additional information. A prospectus for the Series Fund must accompany this Prospectus and you should read it together with this Prospectus.

THE FIXED ACCOUNT

    See Appendix A to the Statement of Additional Information for a description of the Fixed Account.

                     PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PHASE

PURCHASE PAYMENTS

    You must send all Purchase Payments to us at our Service Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date. Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

    Your completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately, unless you specifically consent to our retaining the Purchase Payment until we can complete the application. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

    We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

    We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account, in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we receive the Purchase Payment.

    We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from

Valuation Period to Valuation Period, depending on the investment performance of the series of the Series Fund in which the Sub-Account is invested, and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

        (a) is the net result of:

            (1) the net asset value of a Series Fund share held in the
                Sub-Account determined as of the end of the Valuation Period, plus

            (2) the per share amount of any dividend or other distribution declared on the Series Fund shares held in the Sub-Account if the "ex dividend" date occurs during the Valuation Period, plus or minus

            (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which we determine to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

        (b) is the net asset value of a Series Fund share held in the Sub-Account, determined as of the end of the preceding Valuation Period; and

        (c) is the risk charge factor we determine for the Valuation Period to reflect the charge for assuming the mortality and expense risks and distribution expense risk.

TRANSFERS

    During the Accumulation Phase, you may transfer all or part of the value of your Accumulation Account to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

        (1) You may make transfers involving Fixed Accumulation Units only during the 45-day period before and the 45-day period after each Contract Anniversary;

        (2) You may not make more than 12 transfers in any Contract Year; and

        (2) The amount transferred may not be less than $1,000, unless you are transferring your entire balance in the Fixed Account or a Sub-Account.

    In addition, these transfers will be subject to such terms and conditions as the Series Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer.

    You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                  WITHDRAWALS

    At any time during the Accumulation Phase, you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

    Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000, we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal, you may specify the amount you want withdrawn from the Fixed Account and/or each Sub-Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

    If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request and reduce the value of your Accumulation Account by deducting the amount paid plus any applicable withdrawal charge. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

    We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for the following periods:

    - When the New York Stock Exchange is closed, except weekends and holidays or when trading on the New York Stock Exchange is restricted;

    - When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and

    - When an SEC order permits us to defer payment for the protection of Owners.

SECTION 403(B) ANNUITIES

    The Internal Revenue Code imposes restrictions on cash withdrawals from contracts used with Section 403(b) Annuities. In order for a Contract to receive tax-deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value")) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Internal Revenue Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

    Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Tax Considerations"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

    Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing the plan and the person who administers such plan for information as to such investment alternatives.

    For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) Annuities), see "Tax Considerations."

                                 DEATH BENEFIT

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value.)

    You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you or, if you are the Annuitant, to your estate.

    During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions," for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contract Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election and we will maintain your Accumulation Account in effect until the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of:

        (1) the value of your Accumulation Account;

        (2) the total Purchase Payments made under the Contract, reduced by all withdrawals; and

        (3) the value of your Accumulation Account on the Seven Year Anniversary immediately preceding the date of death of the Annuitant, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after that Seven Year Anniversary.

    To determine the amount of the death benefit under (1) above, we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

    We will assess contract charges under the Contract as follows:

CONTRACT MAINTENANCE CHARGE

    We deduct an annual contract maintenance charge of $30 as partial reimbursement to us for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which you have Accumulation Units at the time of the deduction.

    On the Annuity Commencement Date, we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

    We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE AND DISTRIBUTION EXPENSE CHARGE

    We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

    For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after annuity payments begin at an effective annual rate of 1.25%. We may change the rate of this deduction annually, but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

    We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Variable Account with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to the

Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense charges and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

    For the year ended December 31, 1999, mortality and expense risk charges imposed under the Contracts and other contracts participating in the Variable Account and the distribution expense charges described above were the only expenses of the Variable Account.

WITHDRAWAL CHARGES

    We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement to us for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

    All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

    (1) OLD PAYMENTS, NEW PAYMENTS AND ACCUMULATED VALUE: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the six previous Contract Years; "Old Payments" are all Purchase Payments made before the previous six Contract Years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old Payments and New Payments--is called the "accumulated value."

    (2) ORDER OF WITHDRAWAL: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

    (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn

    (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn, over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

    The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

                NUMBER OF                    WITHDRAWAL CHARGE
              CONTRACT YEARS                    PERCENTAGE
------------------------------------------   -----------------
0-1.......................................          6%
2-3.......................................          5%
4-5.......................................          4%
6.........................................          3%
7 or more.................................          0%

    Aggregate withdrawal charges (including the distribution expense charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix C to the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

    We will make a deduction, when applicable, for premium taxes or similar state or local taxes. Currently, no premium taxes are applicable in the State of New York; however, if you or the Payee are a resident of a state other than New York, a premium tax ranging from 0% to 3.5% may be assessed, depending on the state of residence. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE SERIES FUND

    The Variable Account purchases shares of the Series Fund at net asset value. The net asset value of these shares reflects investment management fees and expenses (including, but not limited to, compensation of trustees, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Series Fund. These fees and expenses are more fully described in the Series Fund prospectus and the related Statement of Additional Information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time, as provided in the Contract. The Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

    For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. In most situations, current law requires that under a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option, as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

    On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). No Cash Withdrawals will be permitted after the Annuity Commencement Date, except as may be available under Annuity Options B, D, or E, if elected. (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary, as provided under "Death Benefit."

    You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 Monthly Payments Certain, to have been elected. If more than one person is named as "Annuitant" due to the designation of a co-annuitant, the adjusted value of the Accumulation Account will be applied under Annuity Option C, with the survivor benefit to be calculated in accordance with such option using 50% with the co-annuitant as the designated second person.

    Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

    ANNUITY OPTION A. LIFE ANNUITY: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

    ANNUITY OPTION B. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS
CERTAIN: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

    ANNUITY OPTION C. JOINT AND SURVIVOR ANNUITY: We make monthly payments payable during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

    ANNUITY OPTION D. FIXED PAYMENTS FOR A SPECIFIED PERIOD CERTAIN: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected. The election of this Annuity Option may result in the imposition of a penalty tax.

    ANNUITY OPTION E. FIXED PAYMENTS: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

DETERMINATION OF ANNUITY PAYMENTS

    We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each Annuity Option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4% and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

    If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

                           OTHER CONTRACT PROVISIONS

OWNER

    As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Tax Considerations--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

    If you are the Owner of a Non-Qualified Contract and you die before the Annuitant and before the Annuity Commencement Date, the death benefit amount (determined in accordance with "Amount of Death Benefit" in this Prospectus) must be distributed to the "designated beneficiary" as defined in Section 72(s) of the Internal Revenue Code, either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the designated beneficiary, with annuity payments beginning within one year after the date of your death. The person named as Beneficiary shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

    These mandatory distribution requirements will not apply when the designated beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; if your spouse does not make that election, the Death Benefit provision of the Contract shall be controlling, subject to the condition that any annuity option elected complies with the
Section 72(s) distribution requirements. In all other cases where the Owner and the Annuitant are the same individual, the Death Benefit provision of the Contract controls.

    If you are both the Owner and the Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

    In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES

    We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

    Owners of Contracts held pursuant to retirement plans may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Series Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    We will determine the number of particular Series Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine that number by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Series Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Series Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Series Fund share as of the same date.

SUBSTITUTED SECURITIES

    Shares of a particular series of the Series Fund may not always be available for purchase by the Variable Account or we may decide that further investment in any such shares is no longer appropriate in view of the purposes of the Variable Account or in view of legal, regulatory or federal income tax restrictions. In either event, shares of another series or shares of another registered open-end investment company may be substituted both for Series Fund shares already purchased by the Variable Account and as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or
(iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts or (iv) provides additional Variable Account and/ or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to the prior approval of the Superintendent of Insurance of the State of New York and to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York, make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               TAX CONSIDERATIONS

    The Contracts are designed for use in connection with retirement plans that may or may not be qualified plans under Sections 401, 403 or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes may depend upon the type of retirement plan for which a Contract is purchased and a number of different factors. This discussion is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE FEDERAL, STATE OR LOCAL TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING A CONTRACT.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. The operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, but the Variable Account is not taxable as a regulated investment company or otherwise as an entity separate from the Company. The income of the Variable Account (consisting primarily of interest, dividends and net capital gains) is not taxable to the Company to the extent that it is applied to increase reserves under contracts participating in the Variable Account.

TAXATION OF ANNUITIES IN GENERAL

    Purchase Payments made under Non-Qualified Contracts are not deductible from the Owner's income for federal income tax purposes. Owners of Qualified Contracts should consult a tax adviser regarding the tax treatment of Purchase Payments.

    Generally, no taxes are imposed on the increase in the value of a Contract held by an individual Owner until a distribution occurs, either as an annuity payment or as a cash withdrawal or lump sum payment prior to the Annuity Commencement Date. However, corporate Owners and other Owners that are not natural persons are subject to current taxation on the annual increase in the value of a Non-Qualified Contract, unless the non-natural person holds the Contract as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement). This current taxation of annuities held by non-natural persons does not apply to earnings accumulated under an immediate annuity, which the Code defines as a single premium contract with an annuity commencement date within one year of the date of purchase.

    A partial cash withdrawal (i.e., a withdrawal of less than the entire value of the Contract's Accumulation Account) from a Non-Qualified Contract before the Annuity Commencement Date is treated first as a withdrawal from the increase in the Accumulation Account's value, rather than as a return of Purchase Payments. The amount of the withdrawal allocable to this increase will be includible in the Owner's income and subject to tax at ordinary income rates. If an individual receives a loan under a Contract or if the Contract is assigned or pledged as collateral for a loan, the amount borrowed from the Contract or the amount assigned or pledged must be treated as if it were withdrawn from the Contract.

    In the case of annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, a portion of each payment is treated as a nontaxable return of Purchase Payments. The nontaxable portion is determined by applying to each annuity payment an "exclusion ratio," which, in general, is the ratio that the total amount the Owner paid for the Contract bears to the Payee's expected return under the Contract. The remainder of the payment is taxable at ordinary income rates.

    The total amount that a Payee may exclude from income through application of the "exclusion ratio" is limited to the amount the Owner paid for the Contract. If the Annuitant survives for his full life expectancy, so that the Payee recovers the entire amount paid for the Contract, any subsequent annuity payments will be fully taxable as income. Conversely, if the Annuitant dies before the Payee recovers the entire amount paid, the Payee will be allowed a deduction for the amount of unrecovered Purchase Payments.

    Taxable cash withdrawals and lump sum payments from Non-Qualified Contracts may be subject to a penalty tax equal to 10% of the amount treated as taxable income. This 10% penalty also may apply to certain annuity payments. This penalty will not apply in certain circumstances (such as where the distribution is made upon the death of the Owner). The withdrawal penalty also does not apply to distributions under an immediate annuity (as defined above).

    In the case of a Qualified Contract, distributions generally are taxable and distributions made prior to age 59 1/2 are subject to a 10% penalty tax, although this penalty tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan.

    If the Owner of a Non-Qualified Contract dies, the value of the Contract generally must be distributed within a specified period (see "Other Contract Provisions--Death of Owner"). For Contracts owned by non-natural persons, a change in the Annuitant is treated as the death of the Owner.

    A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and consult a tax adviser regarding distribution requirements upon the death of the Owner.

    A transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse) is treated as the receipt by the Owner of income in an amount equal to the value of the Contract's Accumulation Account minus the total amount paid for the Contract.

    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued in connection with an individual retirement account, unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above), unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Internal Revenue Service has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts that do not comply with these regulations do not qualify as annuities for federal income tax purposes, and therefore the annual increase in the value of such contracts is subject to current taxation. The Company believes that each series of the Series Fund complies with the regulations.

    The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which a variable contract will not be treated as an annuity for tax purposes if the owner has excessive control over the investments underlying the contract. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. If guidelines are promulgated, the Company will take any action (including modification of the Contract and/or the Variable Account) necessary to comply with the guidelines.

QUALIFIED RETIREMENT PLANS

    The Qualified Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans:

        (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a), 401(k) and 403(a) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans;

        (2) Tax-Sheltered Annuities established pursuant to the provisions of
    Section 403(b) of the Code for public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code; and

        (3) Individual Retirement Annuities permitted by Sections 219 and 408 of the Code, including Simplified Employee Pension Plans established by employers pursuant to Section 408(k) and Simple Retirement Accounts established pursuant to Section 408(p).

    The tax rules applicable to participants in such plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of Qualified Contracts. Participants in such plans, as well as Owners, Annuitants, Payees and Beneficiaries, are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Contracts. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. The Company will provide purchasers of Qualified Contracts used in connection with Individual Retirement Annuities with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Qualified Contract should consult a qualified tax adviser.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in the State of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Commissions and other distribution expenses will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to the Company at the Service Address shown on the cover of this Prospectus.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information
Annuity Provisions
Other Contract Provisions
Administration of the Contracts
Distribution of the Contracts
Accountants
Calculation of Performance Data
Advertising and Sales Literature
Financial Statements
Appendix A -- The Fixed Account
Appendix B -- Illustrative Examples of Variable Accumulation
  Unit Value, Variable Annuity Unit Value and Variable
  Annuity Payment Calculations
Appendix C -- Withdrawals and Withdrawal Charges

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone (800) 447-7569.

 -------------------------------------------------------------------------------

To:   Sun Life Insurance and Annuity Company of New York
     P.O. Box 9141
     Boston, Massachusetts 02117

    Please send me a Statement of Additional Information for Compass 3--Sun Life (N.Y.) Variable Account B.

Name  ____________________________________________
Address  ____________________________________________
     ____________________________________________

City____________________________ State___________ Zip______________

Telephone  ____________________________________________

                                                                          [LOGO]

PROSPECTUS

MAY 1, 2000

COMBINATION FIXED/VARIABLE
ANNUITY FOR PERSONAL AND
QUALIFIED RETIREMENT PLANS

  ISSUED BY
  SUN LIFE INSURANCE AND ANNUITY COMPANY
  OF NEW YORK
  P.O. Box 9141
  Boston, Massachusetts 02117

  AUDITORS
  Deloitte & Touche LLP
  200 Berkeley Street
  Boston, Massachusetts 02116

              ISSUED IN CONNECTION
              WITH SUN LIFE (N.Y.)
              VARIABLE ACCOUNT B

CO3NY-1 5/2000

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF

                             ADDITIONAL INFORMATION

    Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 2000.

                                                                   Rule 497(c)
                                                             File No. 33-19765
                                                                     811-04183

                                                                   MAY 1, 2000


                                   COMPASS 3

                      STATEMENT OF ADDITIONAL INFORMATION

                       SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                               TABLE OF CONTENTS


General Information.................................... 2
Annuity Provisions..................................... 2
Other Contract Provisions.............................. 3
Administration of the Contracts........................ 4
Distribution of the Contracts.......................... 4
Accountants............................................ 4
Calculation of Performance Data........................ 4
Advertising and Sales Literature....................... 6
Financial Statements................................... 8
Appendix A -- The Fixed Account........................38
Appendix B -- Illustrative Examples of Variable
 Accumulation Unit Value Calculations, Variable
 Annuity Unit Value Calculations and Variable
 Annuity Payment Calculations..........................40
Appendix C -- Withdrawals and Withdrawal
  Charges..............................................41


    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass 3 Combination Fixed/Variable Annuity Contracts (the "Contracts") for personal and qualified retirement plans issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account B (the
"Variable Account") which is not necessarily included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9141, Boston, Massachusetts 02117, at or by telephoning
(800) 447-7569.


    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY


    Sun Life Insurance and Annuity Company of New York (the "Company") is a stock life insurance company incorporated under the laws of New York on May 25, 1983. Its Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017.


    The Company is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"), Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.


THE VARIABLE ACCOUNT

    Sun Life (N.Y.) Variable Account B (the "Variable Account") is a separate account of the Company which meets the definition of a separate account under the federal securities laws and which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see Appendix A).

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described in the Prospectus. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (see "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                           OTHER CONTRACT PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

    The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans, the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain contract rights and privileges.


    Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.


    The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Tax Considerations--Taxation of Annuities in General" in the Prospectus).A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

    The Company is Custodian of the assets of the Variable Account. The Company, as Custodian, will purchase shares of a particular series of the Series Fund at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of Contract issued to each owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts. The Company has entered into service agreements with its parent, Sun Life Assurance Company of Canada (U.S.) ("SunLife (U.S.)"), and the ultimate parent of SunLife (U.S.), under which the latter have agreed to provide the Company with certain services on a cost reimbursement basis. These services include, but are not limited to, accounting and investment services, systems support and development, pricing, product development, actuarial, legal and compliance functions, marketing services and staff training.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts are sold by licensed insurance agents in the State of New York. Such agents are registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Commissions and other distribution compensation will be paid by the Company and will not be more than 6.31% of Purchase Payments. Commissions will not be paid with respect to Contracts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts. During 1997, 1998 and 1999, approximately $30,614, $30,172, and $810, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.


                                  ACCOUNTANTS

    Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, are the Variable Account's independent auditors, providing auditing and other professional services.

                        CALCULATION OF PERFORMANCE DATA

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods, based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below the table.

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1999


                                                                 10
                                           1 YEAR    5 YEAR     YEAR                 DATE OF
                                           PERIOD    PERIOD    PERIOD    LIFE       INCEPTION
                                          --------   -------   ------   ------   ---------------
Capital Appreciation Series.............     24.44%    25.35%  16.75%   16.74%   August 13, 1985
Global Governments Series ..............    (12.08)%    3.36%   5.33%    5.59%   May 16, 1988
Government Securities Series............     (8.91)%    4.45%   5.29%    6.12%   August 12, 1985
High Yield Series.......................     (0.26)%    7.57%   8.53%    7.59%   August 13, 1985
Managed Sectors Series..................     77.20%    30.22%  18.47%   19.80%   May 27, 1988
Money Market Series.....................     (2.35)%    2.77%   3.15%    3.74%   August 29, 1985
Total Return Series.....................     (4.67)%   12.63%   9.84%   10.26%   May 16, 1988


    The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:


                                        n
                                P(1 + T)  = ERV


 Where: P      =      a hypothetical initial Purchase Payment of $1,000
        T      =      average annual total return for the period
        n      =      number of years
      ERV      =      redeemable value (as of the end of the period) of a
                      hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

   The formula assumes that: 1) all recurring fees have been deducted from the Contract's Accumulation Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period; and 3) there will be a full surrender at the end of the period.

    The $30 annual contract maintenance charge will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the charge is proportional to the percentage of the number of Contracts that have amounts allocated to that Sub-Account. Because the impact of contract maintenance charges on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.


COMPOUND GROWTH RATE

     The table below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return for the stated periods, based upon a hypothetical investment calculated in accordance with the formula set out above, except that no withdrawal charges or annual Account Fees have been deducted. If these charges were reflected, returns would be lower.

                              COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 1999


                                                                 10
                                           1 YEAR    5 YEAR     YEAR              DATE OF
                                           PERIOD    PERIOD    PERIOD   LIFE*    INCEPTION
                                          --------   -------   ------   -----    --------------
Capital Appreciation Series.............     30.79%    26.21%  17.27%  17.12%    August 13, 1985
Global Governments Series...............     (6.51)%    4.17%   5.47%   5.71%    May 16, 1988
Government Securities Series............     (3.29)%    5.28%   5.62%   6.50%    August 12, 1985
High Yield Series.......................       5.36%    8.29%   8.80%   7.93%    August 13, 1985
Managed Sectors Series..................     83.07%    30.75%  18.63%  19.91%    May 27, 1988
Money Market Series.....................      3.23%     3.58%   3.39%   4.00%    August 29, 1985
Total Return Series.....................      1.40%    13.58%  10.23%  10.57%    May 16, 1988

----------
* From date of inception.


NON-STANDARDIZED INVESTMENT PERFORMANCE:

    The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Such results may be computed on a "cumulative" and/or "annualized" basis.

    "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

    "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                        ADVERTISING AND SALES LITERATURE


    As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

    A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

    DUFF & PHELPS CREDIT RATING COMPANY's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

    LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

    STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

    VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

    STANDARD & POOR'S INDEX--broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

    NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

    DOW JONES INDUSTRIAL AVERAGE (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

    In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company intends to illustrate the advantages of the Contracts in a number of ways:

    COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the fixed account; and the compounding effect when an Owner makes regular deposits to his or her Account.

    DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

    THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, A.M. Best Company and Duff & Phelps above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENT OF CONDITION
 -- December 31, 1999

ASSETS:                                          Shares        Cost         Value
Investments in MFS/Sun Life Series Trust:      ----------  ------------  ------------
    Capital Appreciation Series ("CAS")......   1,527,248  $ 59,537,924  $ 82,648,160
    Government Securities Series ("GSS").....   1,483,463    18,854,554    18,509,168
    High Yield Series ("HYS")................     949,743     8,596,700     8,563,039
    Money Market Series ("MMS")..............  12,373,215    12,373,215    12,373,215
    Managed Sectors Series ("MSS")...........     398,318    11,488,027    20,880,462
    Total Return Series ("TRS")..............   1,847,054    34,785,905    34,649,366
    Global Governments Series ("GGS")........     273,981     2,959,873     2,812,694
                                                           ------------  ------------
                                                           $148,596,198  $180,436,104
                                                           ============
LIABILITY:
  Payable to sponsor...................................................      (103,980)
                                                                         ------------
        Net Assets.....................................................  $180,332,124
                                                                         ============

NET ASSETS:
                                                                Applicable to Owners of
                                                          Deferred Variable Annuity Contracts   Reserve for
                                                         -------------------------------------   Variable
                                                           Units     Unit Value      Value       Annuities      Total
COMPASS 2 CONTRACTS:                                     ----------  ----------  -------------  -----------  ------------
    CAS................................................    723,461    $98.4308   $ 71,205,879   $  386,582   $ 71,592,461
    GSS................................................    698,455    25.1036      17,531,391       77,651     17,609,042
    HYS................................................    253,467    30.4067       7,710,132       36,696      7,746,828
    MMS................................................    662,084    17.7923      11,770,983        9,878     11,780,861
    MSS................................................    198,732    84.4636      16,831,824       80,727     16,912,551
    TRS................................................    881,186    32.6681      28,881,144      476,619     29,357,763
    GGS................................................    124,494    19.3460       2,421,657       --          2,421,657
                                                                                 ------------   ----------   ------------
                                                                                 $156,353,010   $1,068,153   $157,421,163
                                                                                 ------------   ----------   ------------
COMPASS 3 CONTRACTS:
    CAS................................................    349,564    $31.6334   $ 11,057,373   $   --       $ 11,057,373
    GSS................................................     72,199    12.4804         900,571       --            900,571
    HYS................................................     54,240    14.9489         811,291       --            811,291
    MMS................................................     47,556    12.2461         582,034       --            582,034
    MSS................................................    112,125    35.5119       3,964,077       --          3,964,077
    TRS................................................    286,275    18.1833       5,204,578       --          5,204,578
    GGS................................................     33,432    11.7186         391,037       --            391,037
                                                                                 ------------   ----------   ------------
                                                                                 $ 22,910,961   $   --       $ 22,910,961
                                                                                 ------------   ----------   ------------
        Net Assets.............................................................  $179,263,971   $1,068,153   $180,332,124
                                                                                 ============   ==========   ============

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENT OF OPERATIONS
 -- Year Ended December 31, 1999

                                                        CAS           GSS          HYS          MMS
                                                    Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                                    ------------  -----------  -----------  ------------
INCOME AND EXPENSES:
  Dividend income and capital gain distributions
    received......................................  $  8,163,481  $  995,583   $  787,773   $    611,158
  Mortality and expense risk charges..............      (935,895)   (254,121)    (121,657)      (173,132)
  Distribution expense charges....................       (12,923)     (1,401)      (1,259)        (1,081)
                                                    ------------  -----------  -----------  ------------
      Net investment income (loss)................  $  7,214,663  $  740,061   $  664,857   $    436,945
                                                    ------------  -----------  -----------  ------------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment
    transactions:
    Proceeds from sales...........................  $ 19,814,527  $4,615,725   $6,036,161   $ 10,627,519
    Cost of investments sold......................   (13,147,573) (4,515,553)  (5,989,299)   (10,627,519)
                                                    ------------  -----------  -----------  ------------
      Net realized gains (losses).................  $  6,666,954  $  100,172   $   46,862   $    --
                                                    ------------  -----------  -----------  ------------
  Net unrealized appreciation (depreciation) on
    investments:
    End of year...................................  $ 23,110,236  $ (345,386)  $  (33,661)  $    --
    Beginning of year.............................    16,605,335   1,126,376      124,357        --
                                                    ------------  -----------  -----------  ------------
      Change in unrealized appreciation
        (depreciation)............................  $  6,504,901  $(1,471,762) $ (158,018)  $    --
                                                    ------------  -----------  -----------  ------------
    Realized and unrealized gains (losses)........  $ 13,171,855  $(1,371,590) $ (111,156)  $    --
                                                    ------------  -----------  -----------  ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS..................................  $ 20,386,518  $ (631,529)  $  553,701   $    436,945
                                                    ============  ===========  ===========  ============

                                                        MSS           TRS          GGS
                                                    Sub-Account   Sub-Account  Sub-Account
                                                    ------------  -----------  -----------
INCOME AND EXPENSES:
  Dividend income and capital gain distributions
    received......................................  $    --       $5,628,541   $  397,572
  Mortality and expense risk charges..............      (180,435)   (470,234)     (42,049)
  Distribution expense charges....................        (3,816)     (7,926)        (629)
                                                    ------------  -----------  -----------
      Net investment income (loss)................  $   (184,251) $5,150,381   $  354,894
                                                    ------------  -----------  -----------
REALIZED AND UNREALIZED GAINS (LOSSES):
  Realized gains (losses) on investment
    transactions:
    Proceeds from sales...........................  $  4,454,650  $9,010,684   $  886,287
    Cost of investments sold......................    (3,368,829) (7,177,112)    (952,032)
                                                    ------------  -----------  -----------
      Net realized gains (losses).................  $  1,085,821  $1,833,572   $  (65,745)
                                                    ------------  -----------  -----------
  Net unrealized appreciation (depreciation) on
    investments:
    End of year...................................  $  9,392,435  $ (136,539)  $ (147,179)
    Beginning of year.............................       641,306   6,224,618      377,097
                                                    ------------  -----------  -----------
      Change in unrealized appreciation
        (depreciation)............................  $  8,751,129  $(6,361,157) $ (524,276)
                                                    ------------  -----------  -----------
    Realized and unrealized gains (losses)........  $  9,836,950  $(4,527,585) $ (590,021)
                                                    ------------  -----------  -----------
    INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS..................................  $  9,652,699  $  622,796   $ (235,127)
                                                    ============  ===========  ===========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          CAS                           GSS
                                                                      Sub-Account                   Sub-Account
                                                              ----------------------------  ----------------------------
                                                                       Year Ended                    Year Ended
                                                                      December 31,                  December 31,
                                                                   1999           1998          1999           1998
                                                              --------------  ------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)..............................   $  7,214,663   $  7,202,019   $   740,061    $   898,057
  Net realized gains (losses)...............................      6,666,954     10,266,206       100,172        521,218
  Net unrealized gains (losses).............................      6,504,901         86,450    (1,471,762)        75,036
                                                               ------------   ------------   -----------    -----------
      Increase (Decrease) in net assets from operations.....   $ 20,386,518   $ 17,554,675   $  (631,529)   $ 1,494,311
                                                               ------------   ------------   -----------    -----------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................   $  1,714,153   $  2,540,950   $   366,181    $   664,851
    Net transfers between Sub-Accounts and Fixed Account....     (2,717,099)    (3,626,538)    1,300,244       (871,865)
    Withdrawals, surrenders, annuitizations and contract
      charges...............................................    (11,492,973)    (9,568,674)   (2,582,016)    (3,638,620)
                                                               ------------   ------------   -----------    -----------
      Net accumulation activity.............................   $(12,495,919)  $(10,654,262)  $  (915,591)   $(3,845,634)
                                                               ------------   ------------   -----------    -----------
  Annuitization Activity:
    Annuitizations..........................................   $    --        $     52,914   $   --         $   --
    Annuity payments and contract charges...................        (34,365)       (30,074)      (10,821)       (12,398)
    Adjustments to annuity reserve..........................         (3,669)        (2,453)         (571)           666
                                                               ------------   ------------   -----------    -----------
      Net annuitization activity............................   $    (38,034)  $     20,387   $   (11,392)   $   (11,732)
                                                               ------------   ------------   -----------    -----------
  Increase (Decrease) in net assets from contract owner
    transactions............................................   $(12,533,953)  $(10,633,875)  $  (926,983)   $(3,857,366)
                                                               ------------   ------------   -----------    -----------
    Increase (Decrease) in net assets.......................   $  7,852,565   $  6,920,800   $(1,558,512)   $(2,363,055)
NET ASSETS:
  Beginning of year.........................................     74,797,269     67,876,469    20,068,125     22,431,180
                                                               ------------   ------------   -----------    -----------
  End of year...............................................   $ 82,649,834   $ 74,797,269   $18,509,613    $20,068,125
                                                               ============   ============   ===========    ===========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                          HYS                          MMS
                                                                      Sub-Account                  Sub-Account
                                                              ---------------------------  ----------------------------
                                                                      Year Ended                    Year Ended
                                                                     December 31,                  December 31,
                                                                  1999           1998          1999           1998
                                                              -------------  ------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)..............................   $   664,857   $   632,722    $   436,945    $   456,307
  Net realized gains (losses)...............................        46,862       346,052        --             --
  Net unrealized gains (losses).............................      (158,018)   (1,027,552)       --             --
                                                               -----------   -----------    -----------    -----------
  Increase (Decrease) in net assets from operations.........   $   553,701   $   (48,778)   $   436,945    $   456,307
                                                               -----------   -----------    -----------    -----------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................   $   139,687   $   210,963    $   331,312    $   307,131
    Net transfers between Sub-Accounts and Fixed Account....      (146,150)   (1,472,620)     2,778,316      7,369,452
    Withdrawals, surrenders, annuitizations and contract
      charges...............................................    (2,315,482)   (1,495,462)    (4,633,677)    (7,077,196)
                                                               -----------   -----------    -----------    -----------
      Net accumulation activity.............................   $(2,321,945)  $(2,757,119)   $(1,524,049)   $   599,387
                                                               -----------   -----------    -----------    -----------
  Annuitization Activity:
    Annuity payments and contract charges...................   $    (4,781)  $    (4,897)   $      (991)   $    (1,057)
    Adjustments to annuity reserves.........................            36            56           (489)          (471)
                                                               -----------   -----------    -----------    -----------
      Net annuitization activity............................   $    (4,745)  $    (4,841)   $    (1,480)   $    (1,528)
                                                               -----------   -----------    -----------    -----------
  Increase (Decrease) in net assets from contract owner
    transactions............................................   $(2,326,690)  $(2,761,960)   $(1,525,529)   $   597,859
                                                               -----------   -----------    -----------    -----------
  Increase (Decrease) in net assets.........................   $(1,772,989)  $(2,810,738)   $(1,088,584)     1,054,166
NET ASSETS:
  Beginning of year.........................................    10,331,108    13,141,846     13,451,479     12,397,313
                                                               -----------   -----------    -----------    -----------
  End of year...............................................   $ 8,558,119   $10,331,108    $12,362,895    $13,451,479
                                                               ===========   ===========    ===========    ===========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                          MSS                          TRS
                                                                      Sub-Account                  Sub-Account
                                                              ---------------------------  ----------------------------
                                                                      Year Ended                    Year Ended
                                                                     December 31,                  December 31,
                                                                  1999           1998          1999           1998
                                                              -------------  ------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)..............................   $  (184,251)  $ 1,746,947    $ 5,150,381    $ 4,241,657
  Net realized gains (losses)...............................     1,085,821       894,798      1,833,572      3,450,365
  Net unrealized gains (losses).............................     8,751,129    (1,357,946)    (6,361,157)    (3,487,755)
                                                               -----------   -----------    -----------    -----------
  Increase (Decrease) in net assets from operations.........   $ 9,652,699   $ 1,283,799    $   622,796    $ 4,204,267
                                                               -----------   -----------    -----------    -----------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................   $   473,194   $   828,932    $   777,915    $ 1,457,947
    Net transfers between Sub-Accounts and Fixed Account....       669,451       179,600     (1,352,900)    (1,063,470)
    Withdrawals, surrenders, annuitizations and contract
      charges...............................................    (2,808,685)   (2,473,049)    (6,001,510)    (8,364,694)
                                                               -----------   -----------    -----------    -----------
      Net accumulation activity.............................   $(1,666,040)  $(1,464,517)   $(6,576,495)   $(7,970,217)
                                                               -----------   -----------    -----------    -----------
  Annuitization Activity:
    Annuitizations..........................................   $   --        $    52,940    $   --         $   --
    Annuity payments and contract charges...................        (3,962)       (3,921)      (108,609)       (92,029)
    Adjustments to annuity reserves.........................        (2,394)         (564)        (8,680)       (14,828)
                                                               -----------   -----------    -----------    -----------
      Net annuitization activity............................   $    (6,356)  $    48,455    $  (117,289)   $  (106,857)
                                                               -----------   -----------    -----------    -----------
  Increase (Decrease) in net assets from contract owner
    transactions............................................   $(1,672,396)  $(1,416,062)   $(6,693,784)   $(8,077,074)
                                                               -----------   -----------    -----------    -----------
  Increase (Decrease) in net assets.........................   $ 7,980,303   $  (132,263)   $(6,070,988)   $(3,872,807)
NET ASSETS:
  Beginning of year.........................................    12,896,325    13,028,588     40,633,329     44,506,136
                                                               -----------   -----------    -----------    -----------
  End of year...............................................   $20,876,628   $12,896,325    $34,562,341    $40,633,329
                                                               ===========   ===========    ===========    ===========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

                                                                         GGS
                                                                     Sub-Account
                                                              --------------------------
                                                                      Year Ended
                                                                     December 31,
                                                                  1999          1998
                                                              ------------  ------------
OPERATIONS:
  Net investment income (loss)..............................   $  354,894   $      (289)
  Net realized gains (losses)...............................      (65,745)     (239,837)
  Net unrealized gains (losses).............................     (524,276)      738,143
                                                               ----------   -----------
  Increase (Decrease) in net assets from operations.........   $ (235,127)  $   498,017
                                                               ----------   -----------
CONTRACT OWNER TRANSACTIONS:
  Accumulation Activity:
    Purchase payments received..............................   $   99,671   $   172,382
    Net transfers between Sub-Accounts and Fixed Account....     (269,717)     (760,745)
    Withdrawals, surrenders, annuitizations and contract
      charges...............................................     (526,930)   (1,301,883)
                                                               ----------   -----------
      Net accumulation activity.............................   $ (696,976)  $(1,890,246)
                                                               ----------   -----------
  Annuitization Activity:
    Annuitizations..........................................   $   --       $    --
    Annuity payments and contract charges...................       --            --
    Adjustments to annuity reserves.........................       --            --
                                                               ----------   -----------
      Net annuitization activity............................   $   --       $    --
                                                               ----------   -----------
  Increase (Decrease) in net assets from contract owner
    transactions............................................   $ (696,976)  $(1,890,246)
                                                               ----------   -----------
  Increase (Decrease) in net assets.........................   $ (932,103)  $(1,392,229)
NET ASSETS:
  Beginning of year.........................................    3,744,797     5,137,026
                                                               ----------   -----------
  End of year...............................................   $2,812,694   $ 3,744,797
                                                               ==========   ===========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life (N.Y.) Variable Account B (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, (the "Sponsor") (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on December 3, 1984 as a funding vehicle for individual variable annuities. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the "Series Trust") as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company ("MFS"), an affiliate of Sun Life Assurance Company of Canada (U.S.), is investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

(3) CONTRACT CHARGES -- continued

Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.3% of the assets of the Variable Account attributable to Compass 2 contracts and 1.25% of the assets of the Variable Account attributable to Compass 3 contracts.

Each year on the contract anniversary, a contract maintenance charge of $30 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described below applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the Compass 3 contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven contract years (during both the accumulation period and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Variable Account attributable to such contracts. No deduction is made after the seventh contract anniversary. No such deduction is made with respect to assets attributable to Compass 2 contracts.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                    CAS                   GSS                 HYS                MMS
                                                Sub-Account           Sub-Account         Sub-Account        Sub-Account
                                            -------------------- --------------------- ----------------- -------------------
                                                 Year Ended           Year Ended          Year Ended         Year Ended
                                                December 31,         December 31,        December 31,       December 31,
COMPASS 2 CONTRACTS:                          1999       1998       1999       1998      1999     1998     1999      1998
--------------------                        --------- ---------- ---------- ---------- -------- -------- --------- ---------
Units Outstanding Beginning of Year          881,482  1,049,111    737,003    897,267  327,184  421,472   745,670   713,552
    Units purchased                            9,916     15,299     16,589     17,550    2,531    2,836    13,565    11,975
    Units transferred between Sub-Accounts
      and Fixed Account                      (33,469)   (44,627)    42,637    (36,206)  (4,831) (49,178)  156,398   426,262
    Units withdrawn, surrendered, and
      annuitized                            (134,468)  (138,301)   (97,774)  (141,608) (71,417) (47,946) (253,549) (406,119)
                                            --------  ---------  ---------  ---------  -------  -------  --------  --------
Units Outstanding End of Year                723,461    881,482    698,455    737,003  253,467  327,184   662,084   745,670
                                            ========  =========  =========  =========  =======  =======  ========  ========

                                                    MSS                   TRS                 GGS
                                                Sub-Account           Sub-Account         Sub-Account
                                            -------------------- --------------------- -----------------
                                                 Year Ended           Year Ended          Year Ended
                                                December 31,         December 31,        December 31,
                                              1999       1998       1999       1998      1999     1998
                                            --------- ---------- ---------- ---------- -------- --------
Units Outstanding Beginning of Year          230,507    270,624  1,076,662  1,345,153  158,924  256,940
    Units purchased                            3,640      6,466     14,751     18,920    3,999    5,460
    Units transferred between Sub-Accounts
      and Fixed Account                       11,067      3,355    (41,729)   (33,825) (12,898) (37,228)
    Units withdrawn, surrendered, and
      annuitized                             (46,482)   (49,938)  (168,498)  (253,586) (25,531) (66,248)
                                            --------  ---------  ---------  ---------  -------  -------
Units Outstanding End of Year                198,732    230,507    881,186  1,076,662  124,494  158,924
                                            ========  =========  =========  =========  =======  =======

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS -- continued

                                                            CAS               GSS              HYS             MMS
                                                        Sub-Account       Sub-Account      Sub-Account     Sub-Account
                                                     ----------------- ----------------- --------------- ---------------
                                                        Year Ended        Year Ended       Year Ended      Year Ended
                                                       December 31,      December 31,     December 31,    December 31,
COMPASS 3 CONTRACTS:                                   1999     1998     1999     1998    1999    1998    1999    1998
--------------------                                 -------- -------- -------- -------- ------- ------- ------- -------
Units Outstanding Beginning of Year                  339,067  291,968   67,394   55,194   60,336 60,217   51,357  47,433
    Units purchased                                   40,048   73,560    3,908   17,879    5,236  8,915    8,442   9,088
    Units transferred between Sub-Accounts and Fixed
      Account                                            (29)  (4,596)   9,029    3,622     (184) (2,262)   2,921  15,416
    Units withdrawn, surrendered, and annuitized     (29,522) (21,865)  (8,132)  (9,301) (11,148) (6,534) (15,164) (20,580)
                                                     -------  -------  -------  -------  ------- ------  ------- -------
Units Outstanding End of Year                        349,564  339,067   72,199   67,394   54,240 60,336   47,556  51,357
                                                     =======  =======  =======  =======  ======= ======  ======= =======

                                                            MSS               TRS              GGS
                                                        Sub-Account       Sub-Account      Sub-Account
                                                     ----------------- ----------------- ---------------
                                                        Year Ended        Year Ended       Year Ended
                                                       December 31,      December 31,     December 31,
                                                       1999     1998     1999     1998    1999    1998
                                                     -------- -------- -------- -------- ------- -------
Units Outstanding Beginning of Year                  113,778  100,687  296,455  281,915   35,645 42,551
    Units purchased                                   14,017   29,949   21,166   51,882    3,228  5,735
    Units transferred between Sub-Accounts and Fixed
      Account                                         (3,273)  (2,112)  (6,116)  (2,829)  (3,048) (7,056)
    Units withdrawn, surrendered, and annuitized     (12,397) (14,746) (25,230) (34,513)  (2,393) (5,585)
                                                     -------  -------  -------  -------  ------- ------
Units Outstanding End of Year                        112,125  113,778  286,275  296,455   33,432 35,645
                                                     =======  =======  =======  =======  ======= ======

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life (N.Y.) Variable Account B
  and the Board of Directors of Sun Life Insurance and Annuity Company of New
York:

We have audited the accompanying statement of condition of Capital Appreciation Series Sub-Account, Government Securities Series Sub-Account, High Yield Series Sub-Account, Money Market Series Sub-Account, Managed Sectors Series Sub-Account, Total Return Series Sub-Account and Global Governments Series Sub-Account of Sun Life (N.Y.) Variable Account B (the "Sub-Accounts") as of December 31, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1999 and December 31, 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998

                                                                  1999                 1998
                                                              ------------         ------------
ADMITTED ASSETS
    Bonds                                                     $ 59,215,128         $ 57,916,869
    Mortgage loans on real estate                                8,659,610           17,657,672
    Properties acquired in satisfaction of debt                    --                 1,755,854
    Policy loans                                                   537,976              625,023
    Cash and short-term investments                              6,261,102            5,928,556
    Life insurance premiums and annuity considerations due
      and uncollected                                            2,168,135              667,087
    Accident and health premiums due and unpaid                    579,460              156,493
    Receivable from parent and affiliates                          621,625              --
    Investment income due and accrued                              795,075              780,020
    Federal income tax recoverable                                 520,467              --
    Other assets                                                   235,655              183,602
                                                              ------------         ------------
    General account assets                                      79,594,233           85,671,176
    Separate account assets
      Unitized                                                 632,350,720          527,942,310
      Non-unitized                                              94,061,504          100,064,243
                                                              ------------         ------------
    Total admitted assets                                     $806,006,457         $713,677,729
                                                              ============         ============
LIABILITIES
    Aggregate reserve for life policies and contracts         $ 21,762,306         $ 22,578,780
    Aggregate reserve for accident and health policies           9,251,000            7,830,000
    Policy and contract claims                                   2,182,472            2,174,704
    Liability for premium and other deposit funds               18,048,656           20,807,840
    Interest maintenance reserve                                   553,770              830,941
    Commissions to agents due or accrued                           449,213              374,826
    General expenses due or accrued                                580,432              369,524
    Transfers from Separate Accounts due or accrued            (17,043,885)         (15,992,081)
    Taxes, licenses and fees due or accrued                        100,000               64,813
    Federal income taxes due or accrued                            --                   700,000
    Asset valuation reserve                                      1,210,107            1,047,787
    Payable to parent, subsidiaries, and affiliates                --                 1,218,745
    Other liabilities                                            1,353,930              684,361
                                                              ------------         ------------
    General account liabilities                                 38,448,001           42,690,240
    Separate account liabilities:
      Unitized                                                 632,150,968          527,751,720
      Non-unitized                                              94,061,504          100,064,243
                                                              ------------         ------------
    Total liabilities                                          764,660,473          670,506,203
                                                              ------------         ------------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                         2,000,000            2,000,000
                                                              ------------         ------------
    Gross paid in and contributed surplus                       29,500,000           29,500,000
    Group life contingency reserve fund                          1,035,323              812,391
    Unassigned funds                                             8,810,661           10,859,135
                                                              ------------         ------------
    Total surplus                                               39,345,984           41,171,526
                                                              ------------         ------------
    Capital stock and surplus                                   41,345,984           43,171,526
                                                              ------------         ------------
    Total Liabilities, Capital Stock and Surplus              $806,006,457         $713,677,729
                                                              ============         ============

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                               1999          1998          1997
                                           ------------  ------------  ------------
 INCOME:
     Premiums and annuity considerations   $ 19,152,409  $ 16,979,974  $ 16,013,160
     Deposit-type funds                      39,510,208    84,013,114   115,692,429
     Net investment income                    5,170,881     6,397,852     8,824,668
     Amortization of interest maintenance
       reserve                                  254,220       319,812       519,001
     Net gain from operations from
       Separate Accounts                          9,162         9,115         8,743
     Income from fees associated with
       investment management,
       administration and contract
       guarantees from Separate Accounts      7,470,958     6,262,374     4,707,296
     Other income                               938,657     1,179,261       657,755
                                           ------------  ------------  ------------
     Total Income                            72,506,495   115,161,502   146,423,052
                                           ------------  ------------  ------------
 BENEFITS AND EXPENSES:
     Death benefits                           7,357,222     6,237,281     4,916,746
     Annuity benefits                         5,238,282     5,758,805     5,439,091
     Disability benefits and benefits
       under accident and health policies     1,351,989     1,094,851       939,635
     Surrender benefits and other fund
       withdrawals                           59,018,693    73,863,143    79,016,904
     Interest on policy or contract funds        82,760       101,516        75,069
     Increase in aggregate reserves for
       life and accident and health
       policies and contracts                   604,526       620,154     5,199,040
     Decrease in liability for premium
       and other deposit funds               (2,759,184)  (10,533,414)  (30,405,893)
                                           ------------  ------------  ------------
     Total Benefits                          70,894,288    77,142,336    65,180,592
     Commissions on premiums and annuity
       considerations (direct business
       only)                                  4,712,712     4,850,390     5,582,738
     General insurance expenses               6,372,100     7,017,562     7,687,478
     Insurance taxes, licenses and fees,
       excluding federal income taxes           742,992       709,440       788,386
     Net transfers to (from) Separate
       Accounts                             (16,002,095)   16,673,071    61,695,832
                                           ------------  ------------  ------------
     Total Benefits and Expenses             66,719,997   106,392,799   140,935,026
                                           ------------  ------------  ------------
     Net gain from operations before
       federal income taxes                   5,786,498     8,768,703     5,488,026
     Federal income taxes incurred
       (excluding tax on capital gains)       1,228,004     2,070,545     2,315,259
                                           ------------  ------------  ------------
     Net gain from operations after
       federal income taxes and before
       realized capital gains                 4,558,494     6,698,158     3,172,767
     Net realized capital (losses) gains
       less capital gains tax and
       transferred to the interest
       maintenance reserve                      151,678       (13,249)      183,262
                                           ------------  ------------  ------------
 NET INCOME                                $  4,710,172  $  6,684,909  $  3,356,029
                                           ============  ============  ============

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                    1999                1998                1997
                                                 -----------         -----------         -----------
Capital and surplus, Beginning of year           $43,171,526         $38,781,183         $34,802,643
                                                 -----------         -----------         -----------
Net income                                         4,710,172           6,684,909           3,356,029
Change in net unrealized capital gains               --                  359,000             138,000
Change in nonadmitted assets and related
  items                                              126,606              47,886             (14,391)
Change in asset valuation reserve                   (162,320)            298,548             498,902
Dividend to stockholder                           (6,500,000)         (3,000,000)            --
                                                 -----------         -----------         -----------
Net change in capital and surplus for
  the year                                        (1,825,542)          4,390,343           3,978,540
                                                 -----------         -----------         -----------
Capital and surplus, End of year                 $41,345,984         $43,171,526         $38,781,183
                                                 ===========         ===========         ===========

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                        1999               1998               1997
                                                    ------------       ------------       ------------
Cash Provided:
  Premiums, annuity considerations and
    deposit funds received                          $ 57,235,427       $101,168,181       $138,347,877
  Net investment income                                5,324,547          6,731,025          9,707,801
  Fees associated with investment management,
    administration and contract guarantees
    from Separate Accounts                             7,470,958          6,262,374          4,707,296
  Fee income                                             938,659          1,179,261            657,755
                                                    ------------       ------------       ------------
Total receipts                                        70,969,591        115,340,841        153,420,729
                                                    ------------       ------------       ------------
  Benefits paid                                       73,041,178         86,793,629        122,170,301
  Insurance expenses and taxes paid                   11,229,543         12,819,426         13,540,362
  Net cash transfers to (from) Separate
    Accounts                                         (14,950,291)        25,441,094         41,721,173
  Federal income tax payments (excluding tax
    on capital gains)                                  1,928,000          2,370,545          1,715,259
                                                    ------------       ------------       ------------
Total payments                                        71,248,430        127,424,694        179,147,095
                                                    ------------       ------------       ------------
Net cash used in operations                             (278,839)       (12,083,853)       (25,726,366)
                                                    ------------       ------------       ------------
  Proceeds from long-term investments sold,
    matured or repaid (after deducting taxes
    on capital gains of $81,675 for 1999,
    $135,651 for 1998 and $222,860 for 1997)          47,042,986         37,410,774         59,132,310
  Other cash provided                                    717,427            813,054            325,543
                                                    ------------       ------------       ------------
Total cash provided                                   47,760,413         38,223,828         59,457,853
                                                    ------------       ------------       ------------
Cash Applied:
  Cost of long-term investments acquired             (37,498,243)       (26,671,265)       (27,369,138)
  Other cash applied                                  (9,650,785)        (3,660,391)          (857,106)
                                                    ------------       ------------       ------------
Total cash applied                                   (47,149,028)       (30,331,656)       (28,226,244)
Net change in cash and short-term investments            332,546         (4,191,681)         5,505,243
Cash and short-term investments:
Beginning of year                                      5,928,556         10,120,237          4,614,994
                                                    ------------       ------------       ------------
End of year                                         $  6,261,102       $  5,928,556       $ 10,120,237
                                                    ============       ============       ============

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group life and group long-term disability insurance. The parent company, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), is ultimately a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC)"), a mutual life insurance company.

The Company, which is domiciled in the State of New York, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of New York Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles ("GAAP") for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation") that became effective in 1996, which has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with GAAP. Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with GAAP. (See Note 17 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation, or appraised value less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally forty to fifty years.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For group life, group long-term disability and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to individual qualified and nonqualified variable annuity contracts.

The Company has also established a nonunitized separate account for amounts allocated to the fixed portion of a certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by the quoted market prices of the underlying investments.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as payable (receivable) to (from) the general account. Transfers from separate accounts due or accrued amounted to $17,044,000 in 1999 and $15,992,000 in 1998.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the State of New York will require adoption of the Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  BONDS

Investments in debt securities are as follows:

                                                                    DECEMBER 31, 1999
                                                     -----------------------------------------------
                                                                   GROSS        GROSS      ESTIMATED
                                                     AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                                       COST        GAINS        LOSSES       VALUE
                                                     ---------   ----------   ----------   ---------
                                                                       (IN 000'S)
Long-term bonds:
    United States Government and government
      agencies and authorities                        $ 6,148       $13        $  (171)     $ 5,990
    Public utilities                                    8,765         7           (391)       8,381
    Transportation                                      3,521      --              (16)       3,505
    Finance                                             7,742      --             (183)       7,559
    All other corporate bonds                          33,039        69         (1,379)      31,729
                                                      -------       ---        -------      -------
        Total long-term bonds                          59,215        89         (2,140)      57,164

Short-term bonds -- U.S. Treasury Bills, bankers
  acceptances and commercial paper                      6,958      --            --           6,958
                                                      -------       ---        -------      -------
Total bonds                                           $66,173       $89        $(2,140)     $64,122
                                                      =======       ===        =======      =======

                                                                    DECEMBER 31, 1998
                                                     -----------------------------------------------
                                                                   GROSS        GROSS      ESTIMATED
                                                     AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                                       COST        GAINS        LOSSES       VALUE
                                                     ---------   ----------   ----------   ---------
                                                                       (IN 000'S)
Long-term bonds:
    United States Government and government
      agencies and authorities                        $16,153      $  319        $(31)      $16,441
    Public utilities                                   11,353         213         (16)       11,550
    Transportation                                      2,553          19       --            2,572
    Finance                                             6,260         122          (9)        6,373
    All other corporate bonds                          21,598         430         (37)       21,991
                                                      -------      ------        ----       -------
        Total long-term bonds                          57,917       1,103         (93)       58,927

Short-term bonds -- U.S. Treasury Bills, bankers
  acceptances and commercial paper                      5,258       --          --            5,258
                                                      -------      ------        ----       -------
Total bonds                                           $63,175      $1,103        $(93)      $64,185
                                                      =======      ======        ====       =======

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

2.  BONDS (CONTINUED):
The amortized cost and estimated fair value of debt securities at December 31, 1999 are shown below by contractual maturity.Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                DECEMBER 31, 1999
                                                              ----------------------
                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                    (IN 000'S)
Maturities are:
    Due in one year or less                                    $12,010     $12,001
    Due after one year through five years                       21,833      21,766
    Due after five years through ten years                      19,002      17,447
    Due after ten years                                          6,211       5,873
                                                               -------     -------
        Subtotal                                                59,056      57,087
    Mortgage-backed securities                                   7,117       7,035
                                                               -------     -------
Total bonds                                                    $66,173     $64,122
                                                               =======     =======

Proceeds from sales and maturities of investments in debt securities during 1999, 1998 and 1997 were $35,978,000, $29,068,000 and $42,986,000, gross gains of $192,000, $407,000 and $395,000 and gross losses of $395,000, $2,000 and
$40,000, respectively.

A bond, included above, with an amortized cost of approximately $405,000 and $404,000 at December 31, 1999 and 1998, respectively, was on deposit with the Superintendent of Insurance of the State of New York as required by law.

3.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage loan portfolio at December 31:


                                                                1999       1998
                                                              --------   --------
                                                                  (IN 000'S)
California                                                     $  582    $ 3,421
Florida                                                           733        777
Massachusetts                                                   --         1,090
New York                                                        1,413      2,868
Ohio                                                            1,271      1,291
All other                                                       4,661      8,211
                                                               ------    -------
                                                               $8,660    $17,658
                                                               ======    =======


As of December 31, 1999 and 1998, the Company had no restructured mortgage loans.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

3.  MORTGAGE LOANS (CONTINUED):
The Company has no outstanding mortgage loan commitments on real estate.

4.  INVESTMENT GAINS (LOSSES)


                                                                        YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------
                                                                    1999          1998          1997
                                                                  --------      --------      --------
                                                                               (IN 000'S)
Realized capital gains (losses):
  Bonds                                                             $  2          $  7          $(99)
  Mortgage loans                                                     (27)           (8)           (6)
  Real estate                                                        177           (12)          288
                                                                    ----          ----          ----
                                                                    $152          $(13)         $183
                                                                    ====          ====          ====
Changes in unrealized capital gains on mortgage loans               $--           $359          $138
                                                                    ====          ====          ====



Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains (losses) credited to the IMR were $(35,000), $408,000 and $355,000 in 1999, 1998 and
1997, respectively. All gains are transferred net of applicable income taxes.


5.  NET INVESTMENT INCOME

Net investment income consisted:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                        (IN 000'S)
Interest income from bonds                                     $4,108     $4,570     $5,622
Interest income from mortgage loans                             1,370      1,926      3,279
Real estate investment income                                   --            22        483
Other investment income                                            43        125        170
                                                               ------     ------     ------
Gross investment income                                         5,521      6,643      9,554
Investment expenses                                               350        245        729
                                                               ------     ------     ------
Net investment income                                          $5,171     $6,398     $8,825
                                                               ======     ======     ======

6.  REINSURANCE

The Company has agreements with SLOC which provide that SLOC will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contracts issued by the Company. Under these agreements basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that SLOC will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $4,000 per policy per month for the group long-term disability contracts ceded by the Company. For the years ended December 31, 1998 and 1997, the agreements provided that SLOC would reinsure $3,000 per policy per month for the group long-

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

6.  REINSURANCE (CONTINUED):
term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing (decreasing) income from operations by $(169,000), $(771,000) and $139,000 for the years ended
December 31, 1999, 1998, and 1997, respectively.

The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.

The following are summarized pro forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:

                                                                 YEARS ENDED DECEMBER 31,
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                        (IN 000'S)
Income:
Premiums, annuity deposits and other revenues                 $71,099    $105,728   $142,915
Net investment income and realized gains                        5,323       6,718      9,343
                                                              -------    --------   --------
Subtotal                                                       76,422     112,446    152,258
                                                              -------    --------   --------

Benefits and expenses:
Policyholder benefits                                          74,539      79,918    101,371
Other expenses                                                 (4,225)     22,988     45,538
                                                              -------    --------   --------
Subtotal                                                       70,314     102,906    146,909
                                                              -------    --------   --------
Income from operations                                        $ 6,108    $  9,540   $  5,349
                                                              =======    ========   ========

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event SLOC is unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

7. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

Withdrawal characteristics of general account and separate account annuity reserves and deposits:

                                                                DECEMBER 31, 1999
                                                              ---------------------
                                                               AMOUNT    % OF TOTAL
                                                              --------   ----------
                                                                   (IN 000'S)
Subject to discretionary withdrawal with adjustment:
    With market value adjustment                              $ 90,735       12.2
    At book value less surrender charges (surrender charge >
      5%)                                                        6,221        0.8
    At book value (minimal or no charge or adjustment)         626,008       84.1
Not subject to discretionary withdrawal provision               21,252        2.9
                                                              --------      -----
Total annuity actuarial reserves and deposit liabilities      $744,216      100.0
                                                              ========      =====

                                                                DECEMBER 31, 1998
                                                              ---------------------
                                                               AMOUNT    % OF TOTAL
                                                              --------   ----------
                                                                   (IN 000'S)
Subject to discretionary withdrawal:
    With market value adjustment                              $ 98,744       15.2
    At book value less surrender charges (surrender charge >
      5%)                                                        7,108        1.1
    At book value (minimal or no charge or adjustment)         523,814       80.5
Not subject to discretionary withdrawal provision               20,709        3.2
                                                              --------      -----
Total annuity actuarial reserves and deposit liabilities      $650,375      100.0
                                                              ========      =====

8.  SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, group life insurance and group long-term disability protection. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Wealth Management segment markets and administers individual variable and fixed annuity products, including market value adjusted annuities, while the Protection segment markets and administers group life insurance and group long-term disability products.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

8.  SEGMENT INFORMATION (CONTINUED):
The following amounts pertain to the various business segments:


                                                                                FEDERAL          TOTAL
                                      TOTAL          TOTAL         PRETAX        INCOME     GENERAL ACCOUNT
                                     REVENUES     EXPENDITURES     INCOME        TAXES          ASSETS
                                   ------------   ------------   -----------   ----------   ---------------
    1999:
Wealth Management                  $ 53,466,000   $ 50,636,000   $ 2,830,000   $  155,000     $ 37,356,000
Protection                           16,550,000     15,914,000       636,000      237,000       17,025,000
Corporate                             2,490,000        170,000     2,320,000      836,000       25,213,000
                                   ------------   ------------   -----------   ----------     ------------
    Total:                         $ 72,506,000   $ 66,720,000   $ 5,786,000   $1,228,000     $ 79,594,000
                                   ============   ============   ===========   ==========     ============
      1998:
Wealth Management                    97,936,000     92,889,000     5,047,000      449,000       36,148,000
Protection                           15,155,000     13,251,000     1,904,000      654,000       14,685,000
Corporate                             2,071,000        253,000     1,818,000      968,000       34,838,000
                                   ------------   ------------   -----------   ----------     ------------
    Total:                         $115,162,000   $106,393,000   $ 8,769,000   $2,071,000     $ 85,671,000
                                   ============   ============   ===========   ==========     ============
      1997:
Wealth Management                   130,926,000    127,120,000     3,806,000    1,803,000       43,799,000
Protection                           12,623,000     13,791,000    (1,168,000)    (406,000)      10,706,000
Corporate                             2,874,000         24,000     2,850,000      918,000       46,273,000
                                   ------------   ------------   -----------   ----------     ------------
    Total:                         $146,423,000   $140,935,000   $ 5,488,000   $2,315,000     $100,778,000
                                   ============   ============   ===========   ==========     ============


9.  RETIREMENT PLANS

The Company participates with SLOC and Sun Life (U.S.) in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost at December 31, 1999, 1998 and 1997 was $338,000, $275,000 and $211,000, respectively. The Company's share of net periodic pension cost was $63,000, $65,000 and $33,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

The Company also participates with SLOC, Sun Life (U.S.) and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $26,000, $30,000 and $28,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

OTHER POSTRETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company provides certain health, dental and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

9.  RETIREMENT PLANS (CONTINUED):
retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $50,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $9,000, $6,000 and $16,000 for the years ended December 31, 1999, 1998 and 1997, respectively. The Company's postretirement health, dental and life insurance benefits currently are not funded.

The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's statutory financial statements at December 31:

                                                        PENSION BENEFITS       OTHER BENEFITS
                                                       -------------------   -------------------
                                                         1999       1998       1999       1998
                                                       --------   --------   --------   --------
                                                                      (IN 000'S)
Change in benefit obligation:
    Benefit obligation at beginning of year            $110,792   $ 79,684   $ 10,419   $  9,845
    Service cost                                          5,632      4,506        413        240
    Interest cost                                         6,952      6,452        845        673
    Actuarial (gain) loss                               (21,480)    21,975      1,048        308
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Benefit obligation at end of year                      $ 99,520   $110,792   $ 12,217   $ 10,419
                                                       ========   ========   ========   ========
The Company's share:
    Benefit obligation at beginning of year            $    515   $    269   $     21   $     89
    Benefit obligation at end of year                       577        515         30         21
Change in plan assets:
    Fair value of plan assets at beginning of year     $151,575   $136,610   $  --      $  --
    Actual return on plan assets                          9,072     16,790      --         --
    Employer contribution                                 --         --           508        647
    Benefits paid                                        (2,376)    (1,825)      (508)      (647)
                                                       --------   --------   --------   --------
Fair value of plan assets at end of year               $158,271   $151,575   $  --      $  --
                                                       ========   ========   ========   ========

Funded status                                          $ 58,752   $ 40,783   $(12,217)  $(10,419)
Unrecognized net actuarial gain (loss)                  (20,071)    (2,113)     1,469        586
Unrecognized transition obligation (asset)              (22,617)   (24,674)       140        185
Unrecognized prior service cost                           7,081      7,661      --         --
                                                       --------   --------   --------   --------
Prepaid (accrued) benefit cost                         $ 23,145   $ 21,657   $(10,608)  $ (9,648)
                                                       ========   ========   ========   ========

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

9.  RETIREMENT PLANS (CONTINUED):

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                         -------------------   -------------------
                                                           1999       1998       1999       1998
                                                         --------   --------   --------   --------
                                                                        (IN 000'S)
The Company's share of accrued
    benefit cost                                         $   (338)  $   (275)  $   (50)   $   (41)
                                                         ========   ========   =======    =======
Weighted-average assumptions as of
  December 31:
    Discount rate                                           7.50%      6.75%     7.50%      6.75%
    Expected return on plan assets                          8.75%      8.00%       N/A        N/A
    Rate of compensation increase                           4.50%      4.50%       N/A        N/A
Components of net periodic benefit cost:
    Service cost                                         $  5,632   $  4,506   $   413    $   239
    Interest cost                                           6,952      6,452       845        673
    Expected return on plan assets                        (12,041)   (10,172)    --         --
    Amortization of transition obligation (asset)          (2,056)    (2,056)       45         45
    Amortization of prior service cost                        580        580     --         --
    Recognized net actuarial (gain) loss                     (554)      (677)      164        (20)
                                                         --------   --------   -------    -------
    Net periodic benefit cost                            $ (1,487)  $ (1,367)  $ 1,467    $   937
                                                         ========   ========   =======    =======
The Company's share of net periodic
    benefit cost                                         $     63   $     65   $     9    $     6
                                                         ========   ========   =======    =======

For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                            1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                 INCREASE             DECREASE
                                                            ------------------   ------------------
                                                                          (IN 000'S)
Effect on total of service and interest cost components           $  288              $  (518)
Effect on postretirement benefit obligation                       $2,754              $(2,279)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

10. FAIR VALUE OF FINANCIAL STATEMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998:

                                                       1999                           1998
                                           ----------------------------   ----------------------------
                                           CARRYING AMOUNT   FAIR VALUE   CARRYING AMOUNT   FAIR VALUE
                                           ---------------   ----------   ---------------   ----------
                                                                   (IN 000'S)
ASSETS:
Bonds (including short-term)                   $66,173         $64,122        $63,175         $64,185
Mortgages                                        8,660           8,876         17,658          18,157
Policy loans                                       538             538            625             625

LIABILITIES:
Individual annuities                           $26,561         $25,696        $29,724         $29,212

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk, maturity, repayment and liquidity characteristics.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of policy loans approximate carrying amounts.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

11. STATUTORY INVESTMENT VALUATION RESERVES

The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an Interest Maintenance Reserve and amortized into income over the remaining contractual life of the security sold.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

11. STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED):
The table shown below presents changes in the major elements of the AVR and IMR:

                                                                     1999                  1998
                                                              -------------------   -------------------
                                                                AVR        IMR        AVR        IMR
                                                              --------   --------   --------   --------
                                                                             (IN 000'S)
Balance, beginning of year                                     $1,048      $831      $1,346      $886
Net realized capital (losses) gains, net of tax                   152       (21)        (13)      265
Amortization of net investment gains                            --         (256)      --         (320)
Unrealized investment gains                                     --         --           359      --
Required by formula                                                10      --          (644)     --
                                                               ------      ----      ------      ----
Balance, end of year                                           $1,210      $554      $1,048      $831
                                                               ======      ====      ======      ====

12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claim adjustment expense is summarized below (in 000's).

                                                                1999       1998       1997
                                                              --------   --------   --------
Balance, January 1                                            $11,770    $10,239    $ 6,129
Claims incurred                                                10,700      8,491      9,008
Claims paid                                                    (8,751)    (6,960)    (4,898)
                                                              -------    -------    -------
Balance, December 31                                          $13,719    $11,770    $10,239
                                                              =======    =======    =======


The information presented above includes unpaid benefit claims and claim adjustment expenses for the group life and group long-term disability contracts. As of December 31, 1999 and 1998, the unpaid claims and claim adjustment liability for these contracts is included in aggregate reserves.


13. FEDERAL INCOME TAXES

The Company files a consolidated federal income tax return with Sun Life (U.S.) and other affiliates. Federal income taxes are calculated as if the Company filed a return as a separate company. No provision is recognized for timing differences, which may exist between financial statement and taxable income. Such differences include reserves, depreciation and accrual of market discount on bonds. The Company made cash payments to Sun Life (U.S.) of $2,521,000, $2,506,000 and $1,938,000 during 1999, 1998 and 1997, respectively.

14. LEASE COMMITMENTS

Prior to 1999, the Company leased two separate facilities for its annuity operations and group sales offices. Both leases commenced in March 1994. During 1999, the Company terminated its lease at its annuity operations facility as it consolidated the functions performed at this facility with its parent company, Sun Life (U.S.). The group sales office lease expired in July 1999 and was renewed in August 1999 for a five year term. The total lease obligations are $1,098,000 through the end of the lease term. Rent expense under these leases in 1999, 1998 and 1997 amounted to $426,000, $344,000, and $348,000, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

15. TRANSACTIONS WITH AFFILIATES

The Company has agreements with SLOC which provide that SLOC will furnish to the Company, as requested, personnel as well as certain investment, actuarial and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $2,045,000 in 1999, $1,037,000 in 1998 and $1,155,000 in 1997.

Cash dividends may be paid out of that part of the Company's available and accumulated surplus funds, which was derived from realized net operating profits of its business and realized capital gain. A cash dividend otherwise lawful may be paid out of such earned surplus even though total surplus is at the time less than previously contributed or paid-in surplus. No cash dividend shall be paid to stockholder unless a notice of the intention of the Board of Directors to declare such dividend and the amount thereof shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days in advance of such proposed declaration, nor if the Superintendent within thirty days after such filing gives written notice to the Company of his disapproval of such payment. Stock dividends may be paid out of any available surplus funds.


The maximum amount of dividends, which can be paid by the Company without prior approval of the Insurance Commissioner of the State of New York, is subject to restrictions relating to statutory surplus. A dividend in the amount of $3,000,000 was declared and paid during 1998 by the Company to Sun Life (U.S.). In 1999, a dividend in the amount of $6,500,000 was declared, approved by the Board of Directors, and paid by the Company to Sun Life (U.S.).


16. RISK-BASED CAPITAL

Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999 and 1998.


17. COMMITMENTS AND CONTINGENT LIABILITIES



The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of defense, will have a material adverse effect on the financial condition or operating results of the Company.



Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


17. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED):


The Company incurred guaranty fund assessments of approximately $26,000, $114,000, and $99,000 in 1999, 1998 and 1997, respectively.



18. ACCOUNTING POLICIES AND PRINCIPLES


The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting and GAAP are described as follows. Statutory accounting practices do not recognize the following assets or liabilities, which are reflected under
GAAP: deferred acquisition costs, deferred federal income taxes and statutory non admitted assets. AVR and IMR are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Premiums for investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.


19. CONSOLIDATION OF CERTAIN OPERATIONS AND ACCOUNTING FUNCTIONS


Effective July 1, 1999, the Company consolidated its customer service and accounting functions, formerly performed at its office at 80 Broad Street in New York, New York, with its parent company, Sun Life (U.S.), based in Wellesley Hills, Massachusetts. In 1999 the Company incurred one-time charges approximating $800,000, which consisted primarily of: (1) severance and employee benefit costs for 18 employees; (2) termination fee associated with canceling its lease at its annuity operations facility; and (3) furniture and equipment write-offs.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York ("the Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 18 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of
December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 18.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.

DELOITTE & TOUCHE LLP

February 10, 2000

                                   APPENDIX A
                               THE FIXED ACCOUNT


    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT


    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.


    Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 3% per year; however, the Company is not obligated to credit any interest in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEED OF 3% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 3% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus). In no event will the portion of the contract maintenance charge that is deducted from the Fixed Account cause the Contract's fixed accumulation value (adjusted for any cash withdrawals) to increase by less than 3% per year.

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Fixed Accumulation Units credited to the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences (see "Federal Tax Status" in the Prospectus).

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE
(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation
Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 3% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.


                                   APPENDIX B
                             ILLUSTRATIVE EXAMPLES


ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

    Suppose the net asset value of a particular Series Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused the particular Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003809 (the daily equivalent of the current charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117130 (14.5645672 X 1.00323702).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843113 (12.3456789 X 1.00323702 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

    Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3856421. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843113).

                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES

    This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

    1          2          3          4          5          6
---------  ---------  ---------  ---------  ---------  ---------
1          $   1,000  $   1,000  $       0          0% $       0
2              1,200      1,200          0          0          0
3              1,400      1,280        120          3       3.60
4              1,600          0      1,600          4      64.00
5              1,800          0      1,800          4      72.00
6              2,000          0      2,000          5     100.00
7              2,000          0      2,000          5     100.00
8              2,000          0      2,000          6     120.00
9              2,000          0      2,000          6     120.00
           ---------  ---------  ---------             ---------
           $  15,000  $   3,480  $  11,520             $  579.60
           ---------  ---------  ---------             ---------
           ---------  ---------  ---------             ---------

EXPLANATION OF COLUMNS IN TABLE

  COLUMNS 1 AND 2:

    Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

  COLUMN 3:

    Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

        a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

        b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

  COLUMN 4:

    Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

  COLUMN 5:

    Represents the withdrawal charge percentages imposed on the amounts in Column 4.

  COLUMN 6:

    Represents the withdrawal charge imposed on each Payment. It is determined
by multiplying the amount in Column 4 by the percentage in Column 5.     For
example, the withdrawal charge imposed on Payment 8
            = Payment 8 Column 4 X Payment 8 Column 5
            = $2,000 X 6%
            = $120

FULL SURRENDER:

    The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

PARTIAL WITHDRAWAL:

    The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

    For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4, and 5 which is $139.60


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